Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of Resolute Forest Products Inc.
Opinions on the Financial Statements and Internal Control over Financial Reporting
We have audited the accompanying consolidated balance sheets of Resolute Forest Products Inc. and its subsidiaries (together, the Company) as of December 31, 2021 and 2020, and the related consolidated statements of operations, comprehensive income (loss), changes in equity and cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the consolidated financial statements). We also have audited the Company’s internal control over financial reporting as of December 31, 2021, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2021, based on criteria established in Internal Control – Integrated Framework (2013) issued by the COSO.
Basis for Opinions
The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Financial Statements and Assessment of Internal Control over Financial Reporting. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.
PricewaterhouseCoopers LLP/s.r.l./s.e.n.c.r.l.
1250 René-Lévesque Boulevard West, Suite 2500, Montréal, Quebec, Canada H3B 4Y1
T: +1 514 205 5000, F: +1 514 876 1502

“PwC” refers to PricewaterhouseCoopers LLP/s.r.l./s.e.n.c.r.l., an Ontario limited liability partnership.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.
Definition and Limitations of Internal Control over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
Critical Audit Matters
The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Long-lived Assets Impairment Assessment for a held and used asset group for which management identified impairment indicators
As described in notes 2, 5, 10, 11 and 12 to the consolidated financial statements, the Company’s consolidated long-lived assets balance was $1,381 million as of December 31, 2021 and comprised $1,270 million of fixed assets, net, $57 million of amortizable intangible assets, net and $54 million of operating lease right-of-use assets. Management reviews long-lived assets for impairment when events or changes in circumstances indicate that the carrying value of an asset group may no longer be recoverable. For asset groups that are held and used, the asset group represents the lowest level for which identifiable cash flows are largely independent of the cash flows of other asset groups. The recoverability of an asset group that is held and used is tested by initially comparing the carrying value of the asset group to the sum of the estimated undiscounted future cash flows expected to be generated by that asset group. The principal assumptions used by management to estimate these undiscounted future cash flows include, but are not limited to, periods of operation for the asset group, projections of product pricing, production levels and sales volumes, product costs, market supply and demand, foreign exchange rates, inflation, and projected capital spending. If it is determined that an asset group is not recoverable, an impairment loss is recognized in the amount by which the asset group’s carrying value exceeds its fair value. No impairment charge was required in the current year for held and used assets.
The principal considerations for our determination that performing procedures relating to long-lived assets impairment assessment for a held and used asset group for which management identified impairment indicators is a critical audit matter are (i) the high degree of auditor judgment and subjectivity in applying procedures relating to the recoverability of the asset group being tested for impairment due to the significant judgment required by management when developing the undiscounted future cash flows and (ii) significant audit effort in evaluating the principal assumptions related to the projections of product pricing, production levels and sales volumes, product costs and projected capital spending.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to management’s long-lived assets impairment assessment for a held and used asset group for which management identified impairment indicators, including controls over (i) the development of principal assumptions used in the undiscounted cash flow model and (ii) the determination of the recoverable amount of an asset group for which management identified impairment indicators. These procedures also included, among others, (i) testing management’s process for determining the recoverable amount of the asset group tested for impairment, (ii) evaluating the appropriateness of the undiscounted cash flow model, (iii) testing the completeness and accuracy of the underlying data used in the model and (iv) evaluating the reasonableness of the principal assumptions used by management, including projections of product pricing, production levels and sales volumes, product costs and projected capital spending. Evaluating the reasonableness of the principal assumptions related to projections of product pricing, production levels and sales volumes, product costs and projected capital spending involved considering the current and past performance of the asset group tested for impairment, management’s strategic plan, comparing market-related assumptions used in the model to external market and industry data and whether these assumptions were consistent with evidence obtained in other areas of the audit.
/s/PricewaterhouseCoopers LLP1

Montréal, Canada
March 1, 2022

We have served as the Company’s auditor since 2007.
1 CPA auditor, CA, public accountancy permit No. A123642
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